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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934




Date of Report  (Date of earliest event reported) -- August 31, 1994


                                 MAPCO INC.
             (Exact name of registrant as specified in its charter)



     Delaware                         1-5254                    73-0705739
- - ------------------              -----------------          ---------------------
 (State or other                   (Commission                (I.R.S. Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)




      1800 South Baltimore Avenue
      Tulsa, Oklahoma                                             74119
      --------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code            (918) 581-1800
                                                             ----------------


                                Not Applicable
    ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.  Other Events.


                 On August 31, 1994, MAPCO Alaska Petroleum Inc., a subsidiary of MAPCO Petroleum Inc. and an affiliate of MAPCO Inc., executed a Settlement Agreement with the State of Alaska (the "State") settling all disputes, claims and litigation with the State in connection with retroactive price increases under contracts for crude oil purchases. The salient terms of the settlement are identical to the terms of the tentative settlement previously disclosed by the Company in its quarterly report on Form 10-Q for the period ended June 30, 1994 and filed with the Securities and Exchange Commission on August 5, 1994. The Settlement Agreement is to be effective as of August 1, 1994.





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                 None.





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                                   SIGNATURES



                 Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MAPCO INC.



                                        By:  /s/ James N. Cundiff
                                        Name:  James N. Cundiff
                                        Title: Assistant General Counsel
                                               and Assistant Secretary




Date:  September 2, 1994





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